As filed with the Securities and Exchange Commission on April 10, 2002


                                                Registration No.  002-98410
                                                                  811-04328

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                        Post-Effective Amendment No. 24                        X
                                                                               -


                                       To

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF A UNIT INVESTMENT TRUST
                      REGISTERED ON FORM N-8B-2 PURSUANT TO
                       THE INVESTMENT COMPANY ACT OF 1940

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                                 (Name of Trust)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           95 Wall Street, 22nd Floor
                            New York, New York 10005
          (Complete address of depositor's principal executive offices)

                              William H. Drinkwater
                                    President
                     First Investors Life Insurance Company
                           95 Wall Street, 22nd Floor
                            New York, New York 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                         Freedman, Levy, Kroll & Simonds
                             1050 Connecticut Avenue
                           Washington, D.C. 20036-5366
                            Attn: Gary O. Cohen, Esq.

It is proposed that this filing will become effective on (check the appropriate box):

|_|   Immediately upon filing pursuant to paragraph (b)

|X|   On April 23, 2002 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   On (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

Approximate Date of Proposed Public Offering: Continuous


|_|   Check box if it is proposed that this filing will become effective on
      (date) at (time) pursuant to Rule 487.

                                 FIRST INVESTORS
                               LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE

                             Reconciliation and Tie
                             ----------------------

N-8B-2
Item No.                                           Location
--------                                           --------

1-8      Organization and General                  Front Cover; Overview, The Policy,
         Information                               Who We Are; Other Information,
                                                   Relevance of Financial Statements

9                                                  Not Applicable
         Material Litigation

10       General Information Concerning            Overview, Who We Are; The Policy in
         the Securities of the Trust and           Detail; Other Information
         the Rights of Holders

11-12    Information Concerning the                Overview, Who We Are; The Policy in
         Securities Underlying the                 Detail; Other Information
         Trust's Securities

13       Information Concerning Loads,             Overview, The Charges and Expenses;
         Fees, Charges and Expenses                The Policy in Detail, Optional
                                                   Insurance Riders

14-24    Information Concerning the                Overview, Who We Are; The Policy in
         Operations of the Trust                   Detail, Allocation of Your Net
                                                   Premium to Investment Options;
                                                   Federal Income Tax Information;
                                                   Other Information

25-27    Organization and Operations of            Overview, Who We Are; Our Officers
         Depositor                                 and Directors; Other Information

28       Officials and Affiliated Persons          Overview, Who We Are; Our Officers
         of Depositor                              and Directors

30       Controlling Persons                       Overview, Who We Are

31-34    Compensation of Officers and              Overview, Who We Are; Our Officers
         Directors of Depositor                    and Directors; Other Information


35-38    Distribution of Securities                Overview, Who We Are; Other
                                                   Information, Distribution of
                                                   Policies

39-43    Information Concerning Principal          Overview, Who We Are; Other
         Underwriter                               Information, Distribution of
                                                   Policies

44-45    Offering Price or Acquisition             Overview, The Charges and Expenses,
         Valuation of Securities of the            Who We Are; Pertinent Provisions of
         Trust                                     the Prospectus of First Investors
                                                   Life Series Fund (File No.
                                                   002-98409) incorporated herein by
                                                   reference

46       Redemption Valuation of Securities of     Overview, The Charges and Expenses,
         Securities of the Trust                   Who We Are; Pertinent Provisions of
                                                   the Prospectus of First Investors
                                                   Life Series Fund (File No.
                                                   002-98409) incorporated herein by
                                                   reference

47       Purchase and Sale of Interests            Overview, The Charges and Expenses,
         in Underlying Securities from             Who We Are; The Policy in Detail;
         and to Security Holders                   Other Information

48-50    Information Concerning the                Other Information
         Trustee or Custodian

51       Information Concerning Insurance          Overview; The Policy in Detail
         of Holders of Securities

52       Policy of Registrant                      Overview; The Policy in Detail;
                                                   Other Information

53       Regulated Investment Company              Federal Income Tax Information

54-59    Financial and Statistical                 Overview, The Charges and Expenses;
         Information                               The Policy in Detail; Illustrations
                                                   of Death Benefits, Cash Values and
                                                   Accumulated Premiums; Other
                                                   Information, Relevance of Financial
                                                   Statements, Experts

      --------------------------------------------

      THE INSURED SERIES POLICY
      --------------------------------------------

      A LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICY



      OFFERED BY

      FIRST INVESTORS LIFE INSURANCE COMPANY

      95 WALL STREET, NEW YORK, NEW YORK 10005


      (212) 858-8200


      Please read this prospectus and keep it for future reference. It contains important information that you should know before buying or taking action under a policy. This prospectus is valid only when attached to the current prospectus for First Investors Life Series Fund.

      The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



      THE DATE OF THIS PROSPECTUS IS APRIL 23, 2002.

-----------------------------------------------------
CONTENTS
-----------------------------------------------------

OVERVIEW............................................1

   The Policy.......................................1

   The Charges and Expenses.........................2

   Who We Are.......................................5

   Risk and Reward Considerations...................6

THE POLICY IN DETAIL................................8

   Policy Application Process.......................8

   Premiums.........................................8

   Allocation of Net Premiums to Investment Options.9

   The Death Benefit...............................10

   Cash Value......................................12

   Settlement Options..............................15

   Optional Insurance Riders.......................15

   Other Provisions................................16

TAX INFORMATION....................................20

   Policy Proceeds.................................20

   Surrenders and Loans............................20

   Tax Withholding.................................21

   Estate and Generation Skipping Taxes............22

   Other Tax Issues................................22

OUR OFFICERS AND DIRECTORS.........................24

OTHER INFORMATION..................................26

   Voting Rights...................................26

   Reservation of Rights...........................26

   Distribution of Policies........................27

   Custodian.......................................27

   Reports.........................................27

   State Regulation................................27

   Experts.........................................28

   Other Separate Accounts.........................28

   Insurance.......................................28

   Relevance of Financial Statements...............28

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  ACCUMULATED PREMIUMS                             29

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.33

FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE.......34

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.47

FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B.........48

------------------------------------------------------------------------------
OVERVIEW
------------------------------------------------------------------------------

The Policy

This prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account
B. For marketing purposes, we call the Policy our "Insured Series Policy" or "ISP."

The Policy premiums are described as "level" because the Policy is designed so that you pay the same amount each year for 12 years. We cannot increase the amount of your premiums or extend the premium payment period. After you have made the scheduled payments for 12 years, the Policy stays in force for the life of the insured unless you decide to surrender it. The Policy is described as "variable" because the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the guaranteed insurance amount (adjusted for loans), if you pay all your premiums.

We offer ten Subaccounts, from which you may select up to five. All ten Subaccounts may not be available to Policyholders in every state in which we offer the Policy. Each Subaccount invests in shares of a corresponding "Fund" with the same name of First Investors Life Series Fund ("Life Series Fund"), as shown below. For information on the investment objectives, principal investment strategies, and principal investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.




SEPARATE ACCOUNT                                                   Corresponding
B SUBACCOUNT                                                                Fund
--------------------------------------------------------------------------------
Blue Chip Subaccount..............................................Blue Chip Fund
Cash Management Subaccount..................................Cash Management Fund
Discovery Subaccount..............................................Discovery Fund
Focused Equity Subaccount....................................Focused Equity Fund
Government Subaccount............................................Government Fund
Growth Subaccount....................................................Growth Fund
High Yield Subaccount............................................High Yield Fund
International Securities Subaccount................International Securities Fund
Investment Grade Subaccount................................Investment Grade Fund
Utilities Income Subaccount................................Utilities Income Fund

To help you understand how the death benefit and cash values of a hypothetical Policy vary over time, we have included some hypothetical illustrations. Because your circumstances may differ considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances.

You have a limited period of time to examine and cancel your Policy and receive a full refund of any premiums that you have paid. For more details, see "Right to Examine".


THE CHARGES AND EXPENSES

We describe below the fees and charges that you are required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying Funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

Deductions from
Premium Payments

We deduct from your premiums for the Policy the fees and charges listed below.

We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

Annual Administrative Charge. We impose a $30 charge each Policy year for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping, (3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.


Sales Charge. We impose a sales charge on each annual premium for our sales expenses. The charge does not correspond to our actual sales expenses for any particular year. The sales charge is a percentage of the annual premium, which declines based upon the following schedule.


--------------------------------------------------------------------
          Years                              Maximum Percentages
--------------------------------------------------------------------
           1                                       30%
--------------------------------------------------------------------
           2-4                                     10%
--------------------------------------------------------------------
           5 and later                              6%
--------------------------------------------------------------------

PREMIUMS FOR OPTIONAL INSURANCE RIDERS. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.


STATE PREMIUM TAX CHARGE. This charge is 2% of the premium. Premium taxes vary from state to state. Two percent (2%) is the average rate we expect to pay.



RISK CHARGE. We impose a risk charge of 1.5% of the premium. The charge is intended to cover our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.



OTHER CHARGES. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than an annual basis.



We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 2001, we received a total of $10,927,092 for these charges.


DEDUCTIONS FROM
THE VALUE OF YOUR POLICY


MORTALITY AND EXPENSE RISKS CHARGES. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of 0.50% of the value of Subaccount assets attributable to your Policy.

The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

COST OF INSURANCE PROTECTION. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Deduction of Cost of Insurance Protection from Cash Value").

CHARGES FOR INCOME TAXES. We do not do not expect to incur any federal income taxes as the result of the earnings or realized capital gains of Separate Account B. However, in the event that we were to incur such taxes, we reserve the right to charge the Separate Account for the taxes. We may also impose charges for other applicable taxes attributable to the Separate Account (see "TAX INFORMATION").

EXPENSES PAID BY THE UNDERLYING FUNDS
The following table shows the fees and expenses for each Fund of the Life Series Fund.


FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

                                                       Fee Waivers
                                                         and/or
                Management     Other     Total Fund     Expense       Net
                   Fees       Expenses   Operating     Assumption   Expenses
                    (1)         (2)      Expenses       (1),(2)       (3)
                                            (3)
--------------------------    ---------    --------    ----------    ------
Blue Chip Fund      0.75%       0.06%        0.81%       N/A         0.81%
--------------------------    ---------    --------    ----------    ------
Cash Management     0.75%       0.11%        0.86%      0.16%        0.70%
Fund
--------------------------    ---------    --------    ----------    ------
Discovery Fund      0.75%       0.08%        0.83%       N/A         0.83%
--------------------------    ---------    --------    ----------    ------
Focused Equity      0.75%       0.16%        0.91%       N/A         0.91%
Fund
--------------------------    ---------    --------    ----------    ------
Government Fund     0.75%       0.06%        0.81%      0.15%        0.66%
--------------------------    ---------    --------    ----------    ------
Growth Fund         0.75%       0.06%        0.81%       N/A         0.81%
--------------------------    ---------    --------    ----------    ------
High Yield Fund     0.75%       0.08%        0.83%       N/A         0.83%
--------------------------    ---------    --------    ----------    ------
International       0.75%       0.28%        1.03%       N/A         1.03%
Securities Fund
--------------------------    ---------    --------    ----------    ------
Investment Grade    0.75%       0.08%        0.83%      0.15%        0.68%
Fund
--------------------------    ---------    --------    ----------    ------
Utilities Income    0.75%       0.07%        0.82%       N/A         0.82%
Fund
--------------------------    ---------    --------    ----------    ------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, AND IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR CASH MANAGEMENT FUND, IN EXCESS OF 0.60% FOR GOVERNMENT FUND, AND IN EXCESS OF 0.60% FOR INVESTMENT GRADE FUND, FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE ADVISER ASSUMED CERTAIN OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT. THE ADVISER HAS CONTRACTUALLY AGREED WITH LIFE SERIES FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR CASH MANAGEMENT FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

(3) EACH FUND, OTHER THAN INTERNATIONAL SECURITIES FUND, HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL FUND OPERATING EXPENSES OR NET EXPENSES. INCLUDING THE EXPENSE OFFSETS, THE ANNUAL NET EXPENSES WOULD BE 0.80% FOR THE BLUE CHIP FUND, 0.70% FOR THE CASH MANAGEMENT FUND, 0.82% FOR THE DISCOVERY FUND, 0.90% FOR THE FOCUSED EQUITY FUND, 0.62% FOR THE GOVERNMENT FUND, 0.81% FOR THE GROWTH FUND, 0.82% FOR THE HIGH YIELD FUND, 0.66% FOR THE INVESTMENT GRADE FUND AND 0.80% FOR THE UTILITIES INCOME FUND.

WHO WE ARE


FIRST INVESTORS LIFE
First Investors Life, 95 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 2001, we had over $1.183 billion of assets and over $4,922 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements of First Investors Life.")

First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Life, First Investors Corporation ("FIC"), the distributor of the Policies, First Investors Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Fund, and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head and members of his family control FICC and, therefore, First Investors Life and the other companies which are owned by FICC.


We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.


SEPARATE ACCOUNT B
We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.


LIFE SERIES FUND
The Life Series Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. The Target Maturity 2007, Target Maturity 2010 and Target Maturity 2015 Funds are the three Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

FIMCO, the investment adviser of the Life Series Fund, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the International Securities, Growth, and Focused Equity Funds. See the Life Series Fund Prospectus for more information about the investment adviser and subadviser.

RISK AND REWARD CONSIDERATIONS
You should consider purchasing a Policy if you want both life insurance protection and investment opportunities. The Policy offers you ten professionally managed investment Subaccounts with different objectives, policies and risks. You pay no tax on the growth of your cash value unless you surrender your Policy. You can also transfer your cash value between Subaccounts as your circumstances change without incurring current income taxes. Moreover, the death benefit passes to your beneficiaries free of any income taxes. The Policy therefore is an excellent tool for passing wealth to your heirs. If you need or desire to access your cash value, you can do so through Policy loans or surrenders.

There are several factors that you should consider before you make a decision to purchase a Policy.

- Because of the insurance costs, the Policy is not suitable for you unless you have a need for life insurance. If you are solely seeking an investment offering tax deferred growth potential, you should consider a different type of investment, such as a variable annuity.

- The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the Subaccounts that you select. The cash value will always vary in accordance with your investment experience.

- The Policy differs from a mutual fund in that, among other things, it provides a death benefit; insurance-related charges are deducted from the premiums you pay as well as from value of the Policy; and we, not you, own the shares of the underlying Life Series Funds.

- You will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. The Policy therefore involves a long-term commitment on your part, and you should have the intention and financial ability to make all the required premium payments.

- You bear the investment risk of the Subaccounts you select. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series Fund prospectus.

- If you decide to take Policy loans, you should be aware that they will reduce the death benefit and cash value of your Policy, they may undermine the growth potential of your Policy, and under certain circumstances they may result in taxable distributions to you (see "Policy Loans" and "TAX INFORMATION").

- If you take a partial surrender from your Policy, reduce the face amount of the Policy, eliminate a rider, or make any other material change in the Policy after it is issued, you may convert the Policy into a modified endowment contract. This can have adverse tax consequences. See " TAX INFORMATION."

- If you are replacing existing life insurance with the Policy, you should be aware that you will have to pay again many of the same costs that you paid when you purchased the insurance that is to be replaced.

------------------------------------------------------------------------------
THE POLICY IN DETAIL
------------------------------------------------------------------------------

The following discussion provides a more detailed description of the most important provisions of the Policy. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS
To purchase a Policy, you must submit a completed life insurance application to us and provide us with evidence of insurability that is satisfactory to us. Before accepting an application, we conduct underwriting to determine the designated insured's insurability. If your application is accepted, we will credit your Policy with the initial premium on the date that the Policy is issued. If a Policy is not issued, we will return your premium. We reserve the right to reject any application or premium for any reason.

PREMIUMS


THE AMOUNT OF YOUR PREMIUMS
The premium you pay is determined by the face amount of your Policy, your underwriting classification, and any riders you have selected. Once it is determined, the premium remains level for the premium payment period of 12 years. We can never increase the amount of the premium or extend the premium payment period beyond 12 years. We have a $600 minimum annual premium requirement for issue ages 15 and over and a $300 minimum annual premium requirement for issue ages 0-14 (which does not include additional premiums for any riders that you may select other than Waiver of Premium).


We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the guaranteed insurance amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

THE FREQUENCY OF YOUR PAYMENTS
You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at our home office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you have selected.


You may choose to pay your premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy (unless the annual premium is less than $600 in which case you must pay on an annual basis). When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. This is illustrated in the table below. We deduct the additional charge from these premiums when we receive them.


PREMIUMS ON INSTALLMENT BASIS (as a percentage of an annual premium)

--------------------------------------------------------------------------------
                                                    Aggregate Premiums
Frequency                     Each Premium            For Policy Year

Annual                          100.00%                 100.00%
--------------------------------------------------------------------------------
Semiannual                       51.00                  102.00
--------------------------------------------------------------------------------
Quarterly                        26.00                  104.00
--------------------------------------------------------------------------------
Pre-authorized Monthly            8.83                  105.96
--------------------------------------------------------------------------------

Under our pre-authorized monthly plan ("Lifeline"), you can arrange to have your bank automatically make electronic funds transfers to us from your bank account to pay your premiums.

AUTOMATIC PREMIUM LOANS
TO PAY PREMIUMS

Under the automatic premium loan provision of the Policy, any premium not paid before the end of the grace period (see definition in "Other Provisions") is paid by an automatic loan against the Policy. The automatic premium loan provision is available only if:

-you elect the automatic premium loan provision in your application for the Policy or in a written request that we receive at our home office at any time when no premium is in default, and

-the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when we receive it at our home office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses") to not more than five of the Subaccounts of Separate Account B. All ten Subaccounts may not be available to Policyholders in every state in which we offer the Policy.

Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus. You must allocate at least 10% of the net premium to each Subaccount you select. The actual investment of the net premium in the Subaccounts selected occurs on the Policy's issue date and on each premium due date thereafter.


While your premium will never increase, the net amount which is invested in the Subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated later in this prospectus, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:


--------------------------------------------------------------------------------
               Male Issue       Male Issue        Male Issue
                 Age 10           Age 25            Age 40
Beginning      $600 Annual     $1,200 Annual     $1,800 Annual
of Policy      Premium For      Premium For       Premium For
Year          Standard Risk    Standard Risk     Standard Risk

1               $170.81        $  508.46         $  927.23
--------------------------------------------------------------------------------
2-4              489.00         1,008.00          1,527.00
--------------------------------------------------------------------------------
5 and later      513.00         1,056.00          1,599.00
--------------------------------------------------------------------------------

THE DEATH BENEFIT

The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the guaranteed insurance amount (face amount of the Policy) plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.

Generally, we pay the death benefit within seven days after we receive all claim requirements at our home office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.

THE GUARANTEED INSURANCE AMOUNT

We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the guaranteed insurance amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the guaranteed insurance amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the variable insurance amount, if positive, to the guaranteed insurance amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the insured dies.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your variable insurance amount by comparing the actual rate of return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "base rate of return."

Your variable insurance amount does not change if the actual rate of return on all of your Subaccounts is exactly equal to the base rate of return. Your variable insurance amount increases if the actual rate of return is greater than the base rate of return. The variable insurance amount decreases if the actual rate of return is less than the base rate of return. The difference between these rates of return, if any, is called the differential rate of return. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which your variable insurance amount will increase or decrease during any policy year is determined by dividing the differential investment return (the differential rate of return times the investment base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the insured grows older, meaning that the insured will receive less variable insurance per dollar of differential investment return as the insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the variable insurance amount is negative, the death benefit is the guaranteed insurance amount. In other words, the death benefit is never less than the guaranteed insurance amount.

The following example illustrates how the variable insurance amount is calculated. For this example, we use the Policy illustration included in this prospectus for a male age 25, and assume a 12% hypothetical gross annual investment return (equivalent to an actual rate of return of approximately ..103823). The calculations are for policy years 6 and 12:


------------------------------------------------------------------------------
                                                      Calculation of Change in
                                                     Variable Insurance Amount
                                                         at End of Policy Year
                                                            6            12

(1) Cash Value at End of Prior Year                       $5,535.00   $18,327.00
--------------------------------------------------------------------------------
(2) Net Premium                                            1,056.00     1,056.00
--------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current
    Policy Year: (1)+(2)                                   6,591.00    19,383.00

--------------------------------------------------------------------------------
(4) Differential Rate of Return (.103823 - .04)             .063823      .063823
--------------------------------------------------------------------------------
(5) Differential Investment Return: (3)x(4)                 $420.66    $1,237.08
--------------------------------------------------------------------------------
(6) Net Single Premium at End of Current Year              0.224160      0.27338
--------------------------------------------------------------------------------
(7) Change in Variable Insurance Amount                      $1,877       $4,525
    (to nearest dollar): (5)/(6)
--------------------------------------------------------------------------------

If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an actual rate of return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,601, and the death benefit for the end of Policy year 6 would have been $54,393.

CASH VALUE

DETERMINING YOUR CASH VALUE

The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the actual rates of return of the Subaccounts you have selected, less the cost of insurance protection.

Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration included in this prospectus for a male issue age 25, and we assume a 12% hypothetical gross annual investment return (equivalent to an actual rate of return of approximately 10.3823%). The "investment base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:


--------------------------------------------------------------------------------
(1) Cash Value at End of Prior Year                                     $5,535
--------------------------------------------------------------------------------
(2) Net Premium Paid by You                                              1,056
--------------------------------------------------------------------------------
(3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)       6,591
--------------------------------------------------------------------------------
(4) Actual Rate of Return                                              .103823
--------------------------------------------------------------------------------
(5) Investment Return: (3)x(4)                                             684
--------------------------------------------------------------------------------
(6) Benefit Base at End of Policy Year 6: (3)+(5)                        7,275
--------------------------------------------------------------------------------
(7) Cost of Insurance Protection During Policy Year 6                     (88)
--------------------------------------------------------------------------------
(8) Cash Value at End of Policy Year 6: (6)-(7)                          7,187
--------------------------------------------------------------------------------


We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. You bear all the investment risk.


DEDUCTION OF COST OF INSURANCE PROTECTION FROM CASH VALUE

Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We currently use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.


ACCESSING YOUR CASH VALUE

FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our home office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

On any Policy anniversary, you may also make a partial surrender of the Policy. Partial surrenders have tax consequences. See "TAX INFORMATION." We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.


We must receive all requirements for a partial surrender at our home office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The guaranteed insurance amount (face amount of the Policy), death benefit, premium, and cash value for the Policy will be reduced. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.


We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

- a recent payment that you made by check has not yet cleared the bank,

- we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists, or

- for such other periods as the SEC may by order permit for the protection of security holders.

We will pay interest if we delay payment of the surrender value beyond seven days.

You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a modified endowment contract. See "TAX INFORMATION." We may deduct withholding taxes from the surrender value.

POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the insured is living and the Policy is in force.

When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A

Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the guaranteed insurance amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit net investment return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.


A Policy loan will have a negative impact on the death benefit and the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Conversely, a policy loan will diminish the adverse effect of poor performance on the death benefit and cash value during a period when the actual rate of return of your Subaccounts is less than 4%. This is because the amount of your loan will be credited with a 4% return rather than the actual return of your Subaccounts. The longer the loan is outstanding, the greater the impact is likely to be.


If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make the required repayment within that 31-day period.


While a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged or converted to continued insurance, or the Policy has been converted into a modified endowment contract. A Policy loan may also cause a Policy to terminate if the cash value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds your cost basis in the Policy. You should therefore, consult with a qualified tax adviser before taking Policy loans. See "TAX INFORMATION".


TRANSFERRING YOUR CASH VALUE AMONG INVESTMENT OPTIONS

Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

- you allocate the cash value to no more than five of the Subaccounts, and

- the allocation to any one Subaccount is not less than 10% of the cash value.

SETTLEMENT OPTIONS

You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.


OPTIONAL INSURANCE RIDERS

The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.

ACCIDENTAL DEATH BENEFIT

You may elect to obtain an accidental death benefit rider if the insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the insured's accidental death benefit coverage in all companies.

12 YEAR LEVEL TERM RIDER


You may elect to obtain a 12 year level term insurance rider where the insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the insured reaches age 65.

WAIVER OF PREMIUM

You can choose to obtain a waiver of premium rider where the insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the insured which continues for six months. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the insured reaches age 60.

PAYOR BENEFIT

You can also choose to obtain a payor benefit rider where the insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the insured is age 21, the Company waives all premiums that become due before the insured's age 21.

OTHER PROVISIONS

AGE AND SEX

If you have misstated the age or sex of the insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

ASSIGNMENT

You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our home office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

BENEFICIARY

This is the person you designate in the Policy to receive death benefits upon the death of the insured. You may change this designation, during the insured's lifetime, by filing a written request with our home office in a form acceptable to us.

RIGHT TO EXAMINE

You have a period of time to review your Policy and cancel it for a return of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of your Policy. At a minimum, you can cancel your Policy at any time within 45 days of completing Part I of the application or within 10 days after you receive your Policy. You must return your Policy along with a written request for cancellation to us at our home office.

DEFAULT AND OPTIONS ON DEFAULT

A premium is in default if you do not pay it on or before its due date. There is a 31-day grace period after the due date (see "Grace Period") during which the insurance continues in force. If the insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If you have elected the automatic premium loan provision, the default will be cured by borrowing against the cash value of the Policy. If you have not elected the automatic premium loan provision and you do not surrender a Policy within 60 days after the date of default, we apply the Policy's cash value minus any loan and interest to purchase continued insurance.

You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

For example, use the illustration included in this prospectus for a male issue age 25, and assume the 0% and 12% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

--------------------------------------------------------------------------------
                                      0%                12%
--------------------------------------------------------------------------------
Cash Value                         $  3,992         $   5,535
--------------------------------------------------------------------------------
Reduced Paid-up Insurance            18,406            25,521
                                   for life          for life
--------------------------------------------------------------------------------
Extended Term Insurance              51,908            55,994
                               for 29 years      for 25 years
--------------------------------------------------------------------------------
You may surrender a Policy continued under either option for its cash value while the insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

EXCHANGE PRIVILEGE

The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the insured's life. The exchange privilege is available:

- within the first 24 months after the Policy's issue date, if you have duly paid all premiums, or

- if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our home office.

If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.

GRACE PERIOD

With the exception of the first premium, we allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless you surrender it.

INCONTESTABILITY

Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the insured for two years from the date of issue.

PAYMENT AND DEFERMENT


We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the SEC determines that a state of emergency exists.


Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the surrender value. We will pay the interest from the date of surrender to the date we make payment.

PAYMENT OF DIVIDENDS

The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

POLICY YEARS AND ANNIVERSARIES

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which we approve the application. The date of issue may be backdated on your request to save age. However, the date of issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the date of issue.

REINSTATEMENT

You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as reduced paid-up insurance or extended term insurance; or

(2) 110% of the increase in cash value resulting from reinstatement.

To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

SUICIDE

If the insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

VALUATION OF ASSETS

We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of each underlying Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its share as described in Life Series Fund's prospectus.

------------------------------------------------------------------------------
TAX INFORMATION
------------------------------------------------------------------------------

This section provides an overview of federal tax law as it pertains to the
Policy.   It assumes that the Policyowner is a natural person who is a U.S.
citizen and U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes, except as noted. The tax law described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code.
Consequently:

- the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

- the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

- transfers among Subaccounts are not taxable events for purposes of federal income tax.


SURRENDERS AND LOANS

The federal tax treatment of surrenders and loans depends upon whether a Policy is a modified endowment contract ("MEC") under Section 7702A of the Code. A MEC is a policy that meets the definition of life insurance but fails to meet the "seven-pay" test of Section 7702A. Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by the prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced-paid up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, you should consult with a qualified tax expert before making any change to your policy that might cause it be treated as a MEC.

POLICIES THAT ARE NOT MECS

If your Policy is not a MEC, a total surrender of the Policy will subject you to federal income tax on the amount (if any) by which the cash surrender value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). If you elect to receive your payment in installments, depending upon the option selected, you may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all your basis in the Policy has been paid; or on a portion of each payment.

If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds your basis in the Policy. In other words, partial distributions after 15 years will be treated as from "basis first" and "income second." During the first 15 Policy years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of your death benefit to the cash value and the age of the insured at the time of the surrender.

If your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as a Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If you surrender or exchange your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if you exchange your policy while a loan is outstanding, the amount of the loan may be taxed on an "income first" basis.

If the cash value of your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value-Policy Loans"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

POLICIES THAT ARE MECS

A Policy that is classified as a MEC continues to be a life insurance policy for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a policy that is classified as a MEC are taxed on an "income first" basis. If a policy is a MEC, distributions include not only partial and full surrenders but also policy loans. Thus, policy loans from a MEC may be taxable. Furthermore, if a policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1/2 are subject to an additional 10% penalty.

TAX WITHHOLDING

Regardless of whether or not a Policy is a MEC, whenever there is a taxable distribution from a Policy, the amount of the gain is subject to federal income tax withholding and reporting. We will not withhold income tax, if you so request in writing, before the payment date. However, in such event, you are subject to any potential tax penalties that may result from our failure to withhold taxes.

ESTATE AND GENERATION SKIPPING TAXES


Because of the complex nature of these laws, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. Currently there is a credit that shelters up to $1,000,000 of your assets from estate and gift tax. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") gradually increases the credit for estate tax purposes to $3,500,000 by 2009. That Act also repeals the estate tax in 2010, but reinstates it in 2011. Thus, it is difficult to predict the impact of estate taxes in the long-term. In addition, an unlimited marital deduction may be available for assets left to a spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.


When the insured dies, the death benefit payable under a Policy will generally be included in the insured's estate for purposes of the federal estate tax if
(i) the insured and the Policyowner are the same or (ii) the insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.


If the Policyowner (whether or not he or she is the insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if the Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The EGTRRA increases the exemption for the generation skipping tax and repeals the GSTT in 2010, it reinstates the GSTT in 2011 unless Congress acts to continue the repeal. It is therefore difficult to predict the future impact of the GSTT.


OTHER TAX ISSUES

We are taxed as a "life insurance company" under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to Separate Account B. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If we incur such taxes in the future, we may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states. At present, these taxes are not significant and we do not impose any charge for such taxes against the Separate Account. We may assess the Separate Account for such taxes in the future. If any charges for federal, state or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

We are required to ensure that our Subaccounts meet the investment diversification requirements of the Internal Revenue Code. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, the Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, you could be taxed on the earnings of the Subaccount or Subaccounts in which you were invested. This is a risk that is common to all variable life insurance policies.

The Life Series Fund sells its shares not only to Separate Account B but also to other separate accounts which fund variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, we would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Life Series Fund. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.



The Treasury Department has stated that it may issue guidelines that would limit a Policyowner's control of investments underlying a variable life insurance policy. These guidelines may limit the number of underlying investment funds and frequency of transfers among those funds. The guidelines could apply retroactively if they did not reflect a new Treasury Department position. If the Policy failed to comply with guidelines, the Policyowner would be taxed on the Policy's current income. We reserve the right to change the Policy to comply with any such guidelines.

----------------------------------------------------------
OUR OFFICERS AND DIRECTORS
----------------------------------------------------------------

----------------------------------------------------------------
Name                Office        Principal
                                  Occupation for Last Five
                                  Years
----------------------------------------------------------------
Dori Allen          Corporate     Corporate Counsel, First
                    Counsel       Investors Life since May
                                  2000; Associate Counsel,
                                  First Investors Life from
                                  May 1998 to May 2000; Staff
                                  Attorney, First Investors
                                  Life, prior thereto.
----------------------------------------------------------------
Jay G. Baris        Director      Partner, Kramer Levin
                                  Naftalis & Frankel LLP, New
                                  York, Attorneys; Secretary
                                  and Counsel, First Investors
                                  Federal Savings Bank,
                                  S.L.A., New Jersey.
----------------------------------------------------------------
James E. Berg       Vice          Vice President, First
                    President     Investors Life since
                                  November 2001; Director,
                                  Customer Relations,
                                  Elderplan, Brooklyn, NY from
                                  July 1998 to August 2001;
                                  Manager, Group Life Claim
                                  Division, the Prudential
                                  Insurance Company, Newark, NJ
                                  prior thereto.
----------------------------------------------------------------
Carol Lerner        Secretary     Assistant Secretary, FIC;
Brown                             Secretary, FIMCO and FICC.
----------------------------------------------------------------
Glenn T. Dallas     Director      Retired since April 1996.
----------------------------------------------------------------
William H.          Director      President since January
Drinkwater          and           2000, First Investors Life;
                    President     First Vice President and
                                  Chief Actuary, First Investors
                                  Life, prior thereto.
----------------------------------------------------------------
Lawrence M.         Senior        Senior Vice President and
Falcon              Vice          Comptroller, First Investors
                    President     Life.
                    and
                    Comptroller
----------------------------------------------------------------
Richard H.          Director      Consultant since January
Gaebler                           2000; President, First
                                  Investors Life, prior thereto.
----------------------------------------------------------------
Glenn O. Head       Chairman      Chairman and Director, FICC,
                    and           FIMCO and FIC.
                    Director
----------------------------------------------------------------
Kathryn S. Head     Director      President and Director, FICC
                                  and FIMCO; Vice President and
                                  Director, FIC; Chairman and
                                  Director, First Investors
                                  Federal Savings Bank, S.L.A.
----------------------------------------------------------------
Scott Hodes         Director      Partner, Ross & Hardies,
                                  Chicago, Illinois, Attorneys.
----------------------------------------------------------------
Mary Jane W.        Director      Director, FIC.
Kruzan
----------------------------------------------------------------
William M.          Vice          Chief Financial Officer, FIC
Lipkus              President     since December 1997, FICC
                    and Chief     since June 1997; Vice
                    Financial     President, First Investors
                    Officer       Life since May 1996; Chief
                                  Financial Officer since May
                                  1998; Chief Accounting Officer
                                  since June 1992.
----------------------------------------------------------------

----------------------------------------------------------------
Name                Office        Principal
                                  Occupation for Last Five
                                  Years
----------------------------------------------------------------
Jeremiah J.         Director      Director, FIC; V.P. and
Lyons                             Director, Laksoft
                                  Technologies, January
                                  2001-Present, Editorial
                                  Director, Springer-Verlag,
                                  New York, NY 1993 to April
                                  2000.
----------------------------------------------------------------
Joseph J. Rao       Chief         Chief Actuary, First
                    Actuary       Investors Life since
                                  November 2000; Actuary, First
                                  Investors Life from  October
                                  1999 to November 2000;
                                  Associate Actuary, New York
                                  Life from October 1998  to
                                  October 1999;  Assistant Vice
                                  President and Actuary, Mutual
                                  Life of New York, prior
                                  thereto.
----------------------------------------------------------------
Jackson Ream        Director      Since January 1999; Senior
                                  Vice President, Bank of
                                  America, NA, Dallas, Texas
                                  prior thereto.
----------------------------------------------------------------
Leanne Russo        Assistant     Assistant Vice President
                    Vice          since November 2000; Senior
                    President     Underwriter, First Investors
                                  Life since November 1998;
                                  Manager, Long Term Care
                                  and Annuity Departments, GE
                                  Capital Life of NY, prior
                                  thereto.
----------------------------------------------------------------
Nelson Schaenen     Director      Retired since January 2002;
Jr.                               Partner, Weiss, Peck &
                                  Greer, New York, Investment
                                  Managers, prior thereto.
----------------------------------------------------------------
Karen T.            Assistant     Assistant Vice President
Slattery            Vice          First Investors Life since
                    President     May 1999; Senior
                                  Underwriter, First Investors
                                  Life, prior thereto.
----------------------------------------------------------------
Martin A. Smith     Vice          Vice President, First
                    President     Investors Life since
                                  February 1998; Vice
                                  President, The United States
                                  Life Insurance Company, New
                                  York, prior thereto.
----------------------------------------------------------------
Ada M. Suchow       Vice          Vice President, First
                    President     Investors Life.
----------------------------------------------------------------
John T. Sullivan    Director      Director, FIMCO and FIC, Of
                                  Counsel to Hawkins,
                                  Delafield & Wood, New York,
                                  Attorneys.
----------------   ------------   ------------------------------
Clark D. Wagner     Director      Director of Fixed Income,
                                  FIMCO; Vice President, First
                                  Investors Multi-State
                                  Insured Tax Free Fund, First
                                  Investors New York Insured
                                  Tax Free Fund, Inc., First
                                  Investors Government Fund,
                                  Inc., First Investors Series
                                  Fund and First Investors
                                  Insured Tax Exempt Fund,
                                  Inc., First Investors
                                  Insured Tax Exempt Fund II,
                                  First Investors Insured
                                  Intermediate Tax Exempt
                                  Fund.
----------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Because the Life Series Fund is not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act.

If the Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund such shareholders meeting as follows:

- shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

- shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

- shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that we describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

RESERVATION OF RIGHTS

We reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

- to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

- to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

- to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

- to deregister Separate Account B under the 1940 Act; and

- to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

DISTRIBUTION OF POLICIES

We sell the Policies solely through individuals who, in addition to being licensed with us as insurance agents, are registered representatives of FIC, which is one of our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005.


We pay our agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12. For the fiscal years ended December 31, 1999, 2000 and 2001, FIC received fees of $5,555,910, $5,977,123, and $6,017,242 respectively, in connection with the distribution of Policies. We reserve the right to sell the Policies directly.


We offer the Policies for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CUSTODIAN

Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.

REPORTS

At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

STATE REGULATION

We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the New York State Insurance Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

Tait, Weller & Baker, independent certified public accountants, have examined the financial statements included in this prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

OTHER SEPARATE ACCOUNTS


In addition to Separate account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity fund C and D through a combined prospectus.


INSURANCE

Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

RELEVANCE OF FINANCIAL STATEMENTS

You should consider our financial statements, which appear in this prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.

--------------------------------------------------------------------------------
ILLUSTRATIONS OF DEATH BENEFITS,
CASH VALUES AND ACCUMULATED PREMIUMS
--------------------------------------------------------------------------------

The tables on the following pages illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. The tables assume that each Subaccount will experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6% and 12%.

The death benefit and cash value for your Policy would be different from those shown:

- if you paid your premiums on a semi-annual, quarterly or monthly basis, rather than annually,

- if the gross annual rates of return applicable to your Policy differed from the returns shown, or;

- if the average gross annual rates of return on your Policy were the same as those shown on average, but they fluctuated above or below that these averages for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to actual rates of return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

- a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

- an investment advisory fee of 0.75% of each Fund's average daily net assets, and

- other expenses of 0.20% of each Fund's  average daily net assets.


The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 2001, International Securities Fund had other expenses of 0.28%.


The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after tax basis, the results shown.

We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

We will furnish, upon request, a comparable illustration using the proposed insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed insured is a standard risk. In addition, we will include a comparable illustration, reflecting the insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

--------------------------------------------------------------------------------------------------------------
MALE ISSUE AGE 10
$600 ANNUAL PREMIUM FOR STANDARD RISK
$39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                   Total              Death Benefit                           Cash Values
End of             Premiums           Assuming Hypothetical Gross             Assuming Hypothetical Gross
Policy   Premium   Paid Plus          Annual Rates of Return of               Annual Rates of Return of
Year     Due       Interest at 5%       0%        6%           12%             0%          6%         12%

  1       $600     $   630           $39,638      $39,645      $ 39,729      $  138     $  148      $   158
  2        600       1,291            39,638       39,669        40,061         586        633          682
  3        600       1,986            39,638       39,710        40,642       1,023      1,136        1,256
  4        600       2,715            39,638       39,767        41,482       1,450      1,656        1,884
  5        600       3,481            39,638       39,841        42,599       1,889      2,219        2,597
  6        600       4,285            39,638       39,932        44,005       2,316      2,800        3,375
  7        600       5,129            39,638       40,039        45,711       2,734      3,402        4,227
  8        600       6,016            39,638       40,161        47,732       3,143      4,026        5,160
  9        600       6,947            39,638       40,299        50,081       3,547      4,676        6,184
 10        600       7,924            39,638       40,453        52,774       3,946      5,354        7,309
 15          0      11,608            39,638       41,363        70,965       4,473      7,632       13,094
 20          0      14,816            39,638       42,310        95,773       4,010      9,176       20,771
 25          0      18,909            39,638       43,278       129,224       3,610     11,076       33,073
 30          0      24,133            39,638       44,269       174,378       3,244     13,343       52,561
Attained Age
 65          0      81,723            39,638       49,597       785,431       1,685     30,247      479,001


The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy
Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
MALE ISSUE AGE 25
$1,200 ANNUAL PREMIUM FOR STANDARD RISK
$51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                   Total              Death Benefit                           Cash Values
End of             Premiums           Assuming Hypothetical Gross             Assuming Hypothetical Gross
Policy   Premium   Paid Plus          Annual Rates of Return of               Annual Rates of Return of
Year     Due       Interest at 5%       0%        6%           12%             0%          6%        12%

  1      $1,200    $ 1,260            $51,908      $51,921      $ 52,078     $ 409   $  439         $   469
  2       1,200      2,583             51,908       51,955        52,558      1,308    1,423          1,542
  3       1,200      3,972             51,908       52,011        53,359      2,197    2,454          2,727
  4       1,200      5,431             51,908       52,088        54,495      3,076    3,532          4,037
  5       1,200      6,962             51,908       52,188        55,994      3,992    4,710          5,535
  6       1,200      8,570             51,908       52,308        57,870      4,897    5,941          7,187
  7       1,200     10,259             51,908       52,450        60,141      5,791    7,226          9,008
  8       1,200     12,032             51,908       52,612        62,823      6,673    8,568         11,014
  9       1,200     13,893             51,908       52,794        65,934      7,544    9,969         13,222
 10       1,200     15,848             51,908       52,996        69,495      8,404   11,430         15,653
 15           0     23,217             51,908       54,188        93,429      9,524   16,333         28,161
 20           0     29,631             51,908       55,430       126,119      8,504   19,562         44,508
 25           0     37,818             51,908       56,702       170,313      7,539   23,273         69,903
 30           0     48,266             51,908       58,005       230,101      6,628   27,467        108,958
Attained Age
 65           0     78,620             51,908       60,711       420,822      4,947   37,025        256,641

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy
Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
MALE ISSUE AGE 40
$1,800 ANNUAL PREMIUM FOR STANDARD RISK
$47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                   Total              Death Benefit                           Cash Values
End of             Premiums           Assuming Hypothetical Gross             Assuming Hypothetical Gross
Policy   Premium   Paid Plus          Annual Rates of Return of               Annual Rates of Return of
Year     Due       Interest at 5%       0%             6%            12%       0%          6%        12%

  1      $1,800    $ 1,890            $47,954      $47,968      $ 48,144     $  762  $   817        $   872
  2       1,800      3,874             47,954       48,002        48,621      2,097    2,289          2,488
  3       1,800      5,958             47,954       48,056        49,393      3,406    3,819          4,263
  4       1,800      8,146             47,954       48,129        50,473      4,689    5,409          6,211
  5       1,800     10,443             47,954       48,222        51,886      6,020    7,138          8,431
  6       1,800     12,856             47,954       48,335        53,645      7,328    8,937         10,869
  7       1,800     15,388             47,954       48,467        55,766      8,615   10,809         13,548
  8       1,800     18,048             47,954       48,617        58,266      9,884   12,760         16,491
  9       1,800     20,840             47,954       48,786        61,164     11,137   14,792         19,724
 10       1,800     23,772             47,954       48,973        64,480     12,375   16,911         23,276
 15           0     34,825             47,954       50,080        86,798     13,764   23,714         41,101
 20           0     44,447             47,954       51,233       117,342     11,963   27,690         63,419
 25           0     56,727             47,954       52,416       158,741     10,274   31,966         96,809
 30           0     72,399             47,954       53,630       214,919      8,695   36,402        145,879
Attained Age
 65           0     56,727             47,954       52,416       158,741     10,274   31,966         96,809

The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy
Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.
--------------------------------------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.




                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 21, 2002

                                      FIRST INVESTORS LIFE INSURANCE COMPANY
                                                  BALANCE SHEET

                                     ASSETS
                                                                        DECEMBER 31, 2001       DECEMBER 31, 2000
                                                                        -----------------       -----------------
Investments (note 2):
  Available-for-sale securities.......................................     $126,116,432            $120,050,569
  Held-to-maturity securities.........................................       29,911,175              30,005,102
  Short term investments..............................................       11,668,380               3,977,534
  Policy loans........................................................       37,565,935              34,126,161
                                                                       ----------------          --------------

     Total investments................................................      205,261,922             188,159,366

Cash ............................................                               431,732               1,460,243
Premiums and other receivables, net of allowances of
  $30,000 in 2001 and 2000............................................        8,525,943               6,982,844
Accrued investment income.............................................        3,654,358               3,382,256
Deferred policy acquisition costs (note 6)............................       25,459,948              26,231,575
Deferred Federal income taxes (note 7)     ...........................        2,110,000               2,250,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $796,985 in 2001 and $1,211,896 in 2000.............          234,878                  23,561
Other assets..........................................................           54,412                  86,404
Separate account assets...............................................      938,019,777           1,079,307,769
                                                                          -------------          --------------

     Total assets.....................................................   $1,183,752,970          $1,307,884,018
                                                                         ==============          ==============


                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)................................     $136,183,761            $130,739,489
Claims and other contract liabilities.................................       17,455,294              15,808,748
Accounts payable and accrued liabilities..............................        5,061,302               4,992,731
Separate account liabilities..........................................      938,019,777           1,078,713,770
                                                                          ------------          ----------------

     Total liabilities................................................    1,096,720,134           1,230,254,738
                                                                         --------------         ----------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................        2,538,163               2,538,163
Additional paid in capital............................................        6,496,180               6,496,180
Accumulated other comprehensive income (note 2).......................        1,889,000                 497,000
Retained earnings ....................................................       76,109,493              68,097,937
                                                                       ----------------           --------------

     Total stockholder's equity.......................................       87,032,836              77,629,280
                                                                       ----------------           --------------

     Total liabilities and stockholder's equity.......................   $1,183,752,970          $1,307,884,018
                                                                         ==============          ==============

See accompanying notes to financial statements.

                                      FIRST INVESTORS LIFE INSURANCE COMPANY
                                               STATEMENT OF INCOME

                                                            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2001   DECEMBER 31,2000    DECEMBER 31,1999
                                                         -----------------   ----------------    ----------------
REVENUES
  Policyholder fees...................................        $27,350,711        $29,268,741        $26,171,703
  Premiums............................................          5,519,667          5,581,963          5,656,183
  Investment income (note 2)..........................         13,326,579         12,674,062         11,049,520
  Realized loss on investments........................         (1,765,960)        (2,563,408)        (1,190,548)
  Other income........................................            813,261            933,455            818,604
                                                           --------------      -------------      --------------

     Total income.....................................         45,244,258         45,894,813         42,505,462
                                                           --------------      -------------      --------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         10,461,474         11,256,118         10,571,181
  Dividends to policyholders..........................          1,475,800          1,426,792          1,390,300
  Amortization of deferred acquisition costs (note 6).          3,795,790          2,205,441            969,205
  Commissions and general expenses....................         17,418,638         16,666,711         14,848,007
                                                           --------------      -------------      --------------
     Total benefits and expenses......................         33,151,702         31,555,062         27,778,693
                                                           --------------      -------------      --------------

Income before Federal income tax .....................         12,092,556         14,339,751         14,726,769

Federal income tax (note 7):
  Current.............................................          4,656,000          6,145,000          4,865,000
  Deferred............................................          ( 575,000)        (1,107,000)           203,000
                                                           --------------      -------------      --------------

                                                                4,081,000          5,038,000          5,068,000
                                                           --------------      -------------      --------------


Net Income............................................        $ 8,011,556        $ 9,301,751        $ 9,658,769
                                                           ==============      =============      ==============

Income per share, based on 534,350 shares outstanding
                                                                   $14.99             $17.41             $18.08
                                                           ==============      =============      ==============

See accompanying notes to financial statements.

                                      FIRST INVESTORS LIFE INSURANCE COMPANY
                                        STATEMENT OF STOCKHOLDER'S EQUITY

                                                           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,2001      DECEMBER 31,2000   DECEMBER 31, 1999
                                                       ----------------      ----------------   -----------------
Balance at beginning of year.............................  $77,629,280          $ 66,922,529        $ 60,364,760
                                                          ------------        --------------      --------------
Net income...............................................    8,011,556             9,301,751           9,658,769
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................    1,392,000             1,405,000          (3,101,000)
                                                          ------------        --------------      --------------
Comprehensive income.....................................    9,403,556            10,706,751           6,557,769
                                                          ------------        --------------      --------------

Balance at end of year................................... $ 87,032,836          $ 77,629,280        $ 66,922,529
                                                          ============          ============        ============


                             STATEMENT OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31,1999
                                                        -----------------   -----------------   ----------------

Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received.......................... $ 27,025,345         $ 28,803,731       $  25,827,717
     Premiums received...................................    4,872,269            4,745,398           5,931,178
     Amounts received on policyholder accounts...........   93,535,909          137,957,692         124,375,574
     Investment income received..........................   13,078,850           12,603,108          11,726,193
     Other receipts......................................       43,976               66,394              73,652
     Benefits and contract liabilities paid..............  (97,450,905)        (140,943,446)       (129,416,853)
     Commissions and general expenses paid...............  (25,255,106)         (25,778,373)        (24,060,176)
                                                           ------------        --------------      --------------

     Net cash provided by operating activities...........   15,850,338           17,454,504          14,457,285
                                                           ------------        --------------      --------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........   49,570,853           45,793,472          47,855,224
     Purchase of investment securities...................  (63,212,010)         (55,564,368)        (58,962,363)
     Purchase of furniture, equipment and other assets...     (435,715)              (8,442)            (13,710)
     Net increase in policy loans........................   (3,439,774)          (5,485,776)         (3,678,677)
     Investment in Separate Account .....................      637,797                   --            (500,000)
                                                           ------------        --------------      --------------

     Net cash used for investing activities..............  (16,878,849)         (15,265,114)        (15,299,526)
                                                           ------------        -------------      --------------

     Net increase (decrease) in cash.....................   (1,028,511)           2,189,390            (842,241)

Cash
  Beginning of year .....................................    1,460,243             (729,147)            113,094
                                                            ------------       -------------      --------------
  End of year ...........................................   $  431,732          $ 1,460,243          $ (729,147)
                                                            ============       =============      ==============

The Company paid Federal income taxes of $4,635,000 in 2001, $6,244,000 in 2000 and $5,075,000 in 1999.

See accompanying notes to financial statements.

                                      FIRST INVESTORS LIFE INSURANCE COMPANY
                                             STATEMENT OF CASH FLOWS


                                                             YEAR ENDED            YEAR ENDED          YEAR ENDED
                                                          DECEMBER 31, 2001     DECEMBER 31, 2000   DECEMBER 31, 1999
                                                          -----------------     -----------------   -----------------
Reconciliation of net income to net cash provided
  by operating activities:

         Net income........................................  $ 8,011,556          $ 9,301,751         $ 9,658,769

         Adjustments to reconcile  net income to net
              cash  provided by operating activities:
            Depreciation and amortization..................      232,487               50,936              66,281
            Amortization of deferred policy acquisition
              costs .......................................    3,795,790            2,205,441             969,205
            Realized investment (gains) losses.............    1,765,960            2,563,408           1,190,548
            Amortization of premiums and discounts on
              investments..................................       24,373              106,356             408,556
            Deferred Federal income taxes..................     (575,000)          (1,107,000)            203,000
            Other items not requiring cash - net...........      (32,256)            (119,761)             25,470

         (Increase) decrease in:
            Premiums and other receivables, net............     (873,599)            (591,148)            (94,061)
            Accrued investment income......................     (272,102)            (177,306)            268,117
            Deferred policy acquisition costs, exclusive
              of amortization..............................   (3,410,163)          (4,222,439)         (3,797,549)
            Other assets...................................       23,903               23,903             (43,663)

         Increase (decrease) in:
            Policyholder account balances..................    5,444,272            7,062,393           4,890,242
            Claims and other contract liabilities..........    1,646,546              938,352             935,760
            Accounts payable and accrued liabilities.......       68,571            1,419,618            (223,390)
                                                             -----------          -----------         -----------

                                                            $ 15,850,338         $ 17,454,504        $ 14,457,285
                                                            ============         ============        ============
See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

         (a) policy reserves are computed  according to the Company's  estimates
    of  mortality,   investment  yields,  withdrawals  and  other  benefits  and expenses, rather than on the statutory valuation basis;

         (b) certain  expenditures,  principally for furniture and equipment and
    agents'  debit  balances,   are  recognized  as  assets  rather  than  being
    non-admitted and therefore charged to retained earnings;

         (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

         (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

         (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

         (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

         (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

         (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

         HELD-TO-MATURITY SECURITIES
             Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

         AVAILABLE-FOR-SALE SECURITIES
             Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

         Short term investments are reported at market value which approximates cost.

         Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                          YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                       DECEMBER 31,2001   DECEMBER 31, 2000       DECEMBER 31,1999
                                                       ----------------   -----------------       ----------------
Interest on fixed maturities............................. $ 11,373,657        $ 10,914,271         $ 9,589,859
Interest on short term investments.......................      150,678             219,257             243,945
Interest on policy loans.................................    2,256,159           2,000,767           1,714,441
                                                          ------------       -------------        ------------

     Total investment income.............................   13,780,494          13,134,295          11,548,245
     Investment expense..................................      453,915             460,233             498,725
                                                         --------------      -------------       -------------

Net investment income....................................  $13,326,579        $ 12,674,062        $ 11,049,520
                                                           ===========        ============        ============



       The amortized cost and estimated market values of investments at December 31, 2001 and 2000 are as follows:

                                                                    GROSS             GROSS         ESTIMATED
                                                 AMORTIZED       UNREALIZED        UNREALIZED         MARKET
                                                   COST            GAINS             LOSSES           VALUE
                                               ------------------------------------------------------------------
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 2001
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 38,440,902      $ 1,012,067     $    202,384      $ 39,250,585
  Corporate Debt Securities...................    75,935,457        2,893,128        1,109,192        77,719,393
  Other Debt Securities ......................     8,910,665          269,785           33,996         9,146,454
                                                ------------      -----------     ------------      ------------
                                                $123,287,024      $ 4,174,980     $  1,345,572      $126,116,432
                                                ============      ===========     ============      ============

DECEMBER 31,2000
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 41,281,216      $ 1,002,336     $      3,116      $ 42,280,436
  Debt Securities issued by
   States of the U.S..........................       985,472           13,468               --           998,940
  Corporate Debt Securities...................    70,533,671        1,419,630        2,253,690        69,699,611
  Other Debt Securities ......................     6,964,605          138,995           32,018         7,071,582
                                                ------------      -----------     ------------      ------------
                                                $119,764,964      $ 2,574,429     $  2,288,824      $120,050,569
                                                ============      ===========     ============      ============


                     FIRST INVESTORS LIFE INSURANCE COMPANY

       At December 31, 2001 and 2000, the Company had "Unrealized Holding Gains on Available-For-Sale Securities" of $1,889,000 and $497,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $1,392,000, $1,405,000 and (3,101,000) for 2001, 2000 and 1999, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $680,592 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.

HELD-TO-MATURITY SECURITIES
DECEMBER 31,2001
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,334,716     $    103,450     $         --      $  3,438,166
  Debt Securities issued by
   States of the U.S..........................    15,520,095          188,193          300,093        15,408,195
  Corporate Debt Securities...................     6,031,559          107,506          397,041         5,742,024
  Other Debt Securities.......................     5,024,805          120,091          500,523         4,644,373
                                                ------------      -----------     ------------      ------------
                                                $ 29,911,175     $    519,240     $  1,197,657      $ 29,232,758
                                                ============      ===========     ============      ============
DECEMBER 31,2000
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,338,536      $    89,495     $         --       $ 3,428,031
  Debt Securities issued by
   States of the U.S..........................    15,550,243           12,091          538,207        15,024,127
  Corporate Debt Securities...................     6,072,164           28,530          543,242         5,557,452
  Other Debt Securities.......................     5,044,159           58,168          460,061         4,642,266
                                                ------------      -----------     ------------      ------------
                                               $  30,005,102       $  188,284     $  1,541,510      $ 28,651,876
                                                ============      ==========     ============      =============


       *These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                                    FIRST INVESTORS LIFE INSURANCE COMPANY

                                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

       The amortized cost and estimated  market value of debt  securities at December 31, 2001, by contractual maturity,  are shown below. Expected maturities will differ from contractual  maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       HELD TO MATURITY                AVAILABLE FOR SALE
                                                -------------------------------------------------------------
                                                AMORTIZED        ESTIMATED         AMORTIZED       ESTIMATED
                                                  COST         MARKET VALUE          COST        MARKET VALUE
                                                -------------------------------------------------------------
Due in one year or less....................... $ 2,830,722      $ 2,902,013     $    368,262      $    377,786
Due after one year through five years.........     613,994          646,153       25,354,384        25,861,762
Due after five years through ten years........   1,075,596        1,072,773       60,904,961        62,856,186
Due after ten years...........................  25,390,863       24,611,819       36,659,417        37,020,698
                                              ------------     ------------   ---------------   --------------
                                               $29,911,175      $29,232,758     $123,287,024      $126,116,432
                                               ===========      ===========     ============      ============

      Proceeds from sales of investments in fixed maturities were $49,570,853, $45,793,472 and $47,855,224 in 2001, 2000 and 1999, respectively. Gross gains of
$1,091,886 and gross losses of $2,857,846 were realized on those sales in 2001. Gross gains of $69,541 and gross losses of $2,632,949 were realized on those sales in 2000. Gross gains of $422,254 and gross losses of $1,612,802 were realized on those sales in 1999.

      (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

           TRADITIONAL ORDINARY LIFE AND HEALTH

                Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE

                Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

           ANNUITIES

                Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

      (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2001, 2000 and 1999, the Company charged operations approximately $95,000, $86,000 and $74,000 respectively for its portion of the contribution.

      The Company also has a non-qualified deferred compensation arrangement for the benefit of its sales agents. The plan provides for contributions based upon commission on first-year premiums. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $442,000 in 2001, $505,000 in 2000 and $478,000 in 1999. The accrued liability of approximately $4,015,000 in 2001 and $3,750,000 in 2000 was sufficient to cover the value of benefits provided by the plan.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 14% of its net life insurance in force at December 31, 2001 and 10% at December 31, 2000 and 1999. The Company also had assumed reinsurance amounting to approximately 23%, 18% and 19% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 2001, 2000 and 1999, the Company paid approximately $1,959,000, $1,723,000 and
$1,610,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,307,000 in 2001, $11,644,000 in 2000,and $10,501,000 in 1999 for commissions relating to the sale of its products.

           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $385,000 at December 31, 2001 and $379,000 at December 31, 2000.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 2001, 2000 and 1999 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                               NET INCOME                       CAPITAL SHARES AND SURPLUS
                                                          YEAR ENDED DECEMBER 31                     AT DECEMBER 31
                                                         -----------------------                --------------------------
                                                    2001         2000         1999          2001            2000           1999
                                              ------------  ------------  ------------  ------------    ------------  ------------
Reported on a statutory basis ............... $  7,163,125  $  8,620,143  $  8,813,513  $ 61,112,480    $ 54,107,766  $ 45,872,816
                                              ------------  ------------  ------------  ------------    ------------  ------------

Adjustments:
   Deferred policy acquisition costs (b) ....     (385,627)    2,016,998     2,828,344    25,459,948      26,231,575    24,607,577
   Future policy benefits (a) ...............    1,186,817    (1,461,925)     (901,121)   (5,436,493)     (6,623,309)   (5,161,385)
   Deferred income taxes ....................      575,000     1,107,000      (203,000)    2,110,000       2,250,000     1,868,000
   Premiums due and deferred (e) ............      (53,742)       49,423       102,955    (1,090,796)     (1,037,054)   (1,086,477)
   Cost of collection and other statutory
      liabilities ...........................       14,222         8,614        (4,228)       48,483          34,261        25,648
   Non-admitted assets ......................         --            --            --         412,652         195,745       236,793
   Asset valuation reserve ..................         --            --            --         906,562       1,453,296     2,065,557
   Interest maintenance reserve .............       90,946       (31,180)     (192,495)         --              --            --
   Gross unrealized holding gains (losses)
      on available-for-sale securities ......         --            --            --       3,510,000       1,017,000    (1,506,000)
   Net realized capital gains (losses) ......     (860,058)   (1,525,826)   (1,190,548)         --              --            --
   Other ....................................      280,873       518,504       405,349          --              --            --
                                              ------------  ------------  ------------  ------------    ------------  ------------
                                                   848,431       681,608       845,256    25,920,356      23,521,514    21,049,713
                                              ------------  ------------  ------------  ------------    ------------  ------------
In accordance with generally accepted
   accounting principles .................... $  8,011,556  $  9,301,751  $  9,658,769  $ 87,032,836    $ 77,629,280  $ 66,922,529
                                              ============  ============  ============  ============    ============  ============

Per share, based on 534,350 shares
   outstanding................................      $14.99        $17.41        $18.08       $162.88         $145.28       $125.24
                                                    ======        ======        ======       =======         =======       =======

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:

             DISTRIBUTION OF LIABILITIES*                            BASIS OF ASSUMPTIONS
-----------------------------------------------------------------------------------------------------------------
                                       YEARS
      2001                2000       OF ISSUE           INTEREST                MORTALITY TABLE                        WITHDRAWAL
     -------          -----------    --------           --------       ---------------------------------------       --------------
Non-par:
    $1,146,445        $1,256,666   1962-1967             4 1/2%           1955-60 Basic Select plus Ultimate            Linton B
     4,355,685         4,651,899   1968-1988             5 1/2%           1955-60 Basic Select plus Ultimate            Linton B
     1,112,078         1,622,666   1984-1988             7 1/2%           85% of 1965-70 Basic Select                   Modified
                                                                            plus Ultimate                               Linton B
       156,432           145,363   1989-Present          7 1/2%           1975-80 Basic Select plus Ultimate            Linton B
       141,041           114,406   1989-Present          7 1/2%           1975-80 Basic Select plus Ultimate            Actual
        19,825            22,663   1989-Present          8%               1975-80 Basic Select plus Ultimate            Actual
    35,494,377        34,382,993   1985-Present          6%               Accumulation of Funds                         --

Par:
       188,370           221,991   1966-1967             4 1/2%           1955-60 Basic Select plus Ultimate            Linton A
    12,871,033        12,930,390   1968-1988             5 1/2%           1955-60 Basic Select plus Ultimate            Linton A
     1,049,448         1,017,311   1981-1984             7 1/4%           90% of 1965-70 Basic Select
                                                                            plus Ultimate                               Linton B
     4,912,323         4,898,799   1983-1988             9 1/2%           80% of 1965-70 Basic Select
                                                                            plus Ultimate                               Linton B
    22,102,459        20,782,344   1990-Present          8%               66% of 1975-80 Basic Select
                                                                            plus Ultimate                               Linton B
Annuities:
    14,060,836        13,535,975   1976-Present          5 1/2%           Accumulation of Funds                         --

Miscellaneous:
    39,306,944        35,864,564   1962-Present          2 1/2% - 3 1/2%  1958-CSO                                      None

-----------------------
* The above amounts are before deduction of deferred premiums of $733,535 in 2001 and $708,541 in 2000.

       (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $3,795,790 in 2001, $2,205,441 in 2000 and $969,205 in 1999 was
charged to operations.

       (c) Participating business represented 5.0% and 7.0% of individual life insurance in force at December 31, 2001 and 2000, respectively.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

       The  Board  of  Directors   annually  approves  a  dividend  formula  for
calculation of dividends to be distributed to participating policyholders.

       The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

       (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $51,328,038, $44,323,384 and $36,088,375 at December 31, 2001, 2000 and 1999, respectively.

       (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

NOTE 7 -- FEDERAL INCOME TAXES

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 2001 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

      Deferred tax liabilities (assets) are comprised of the following:

                                                                              2001                 2000
                                                                       -----------------   -----------------
Policyholder dividend provision........................................ $    (510,078)      $      (494,079)
Non-qualified agents' pension plan reserve.............................    (1,539,800)           (1,456,792)
Deferred policy acquisition costs......................................     3,761,628             3,986,234
Future policy benefits.................................................    (3,084,961)           (3,501,839)
Bond discount..........................................................        99,089                64,198
Unrealized holding gains on Available-For-Sale Securities..............       972,000               257,000
Capital loss carryover.................................................    (1,574,967)             (905,188)
Other..................................................................      (232,911)             (199,534)
                                                                        ----------------   -----------------
                                                                        $  (2,110,000)       $   (2,250,000)
                                                                        ================   =================

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York



      We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 2001, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 2001, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                           TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 21, 2002

                                              FIRST INVESTORS LIFE
                                     LEVEL PREMIUM VARIABLE LIFE INSURANCE

                                      STATEMENT OF ASSETS AND LIABILITIES

                                               DECEMBER 31, 2001
ASSETS
  Investments at net asset value (Note 3):
    First Investors Life Series Fund.......................  $ 255,125,463

LIABILITIES
    Payable to First Investors Life Insurance Company......      4,431,308
                                                              ------------

NET ASSETS.................................................   $250,694,155
                                                              ============

Net assets represented by Contracts........................   $250,694,155
                                                              ============


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Income:
    Dividends..............................................  $  26,440,166
                                                            --------------

        Total income.......................................     26,440,166
                                                           ---------------

  Expenses:
    Cost of insurance charges (Note 4).....................      5,450,389
    Mortality and expense risks (Note 4)...................      1,245,609
                                                           ---------------

        Total expenses.....................................      6,695,998
                                                           ---------------

NET INVESTMENT INCOME......................................     19,744,168
                                                           ---------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year........................................     70,211,928
  End of year..............................................        549,137
                                                           ---------------

Change in unrealized appreciation on investments...........    (69,662,791)
                                                           ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....... $  (49,918,623)
                                                            ===============


See accompanying notes to financial statements.

                                              FIRST INVESTORS LIFE
                                     LEVEL PREMIUM VARIABLE LIFE INSURANCE

                                       STATEMENT OF CHANGES IN NET ASSETS

                                            YEARS ENDED DECEMBER 31,

                                                                          2001             2000
                                                                   ---------------    --------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income......................................  $   19,744,168   $   17,913,669
      Change in unrealized appreciation on investments...........     (69,662,791)     (36,150,192)
                                                                     ------------     ------------

      Net decrease in net assets resulting from operations.......     (49,918,623)     (18,236,523)
                                                                     ------------     ------------

    From Unit Transactions
      Net insurance premiums.....................................      38,152,477       37,963,145
      Contract payments..........................................     (15,676,282)     (18,558,577)
                                                                     ------------     ------------

      Net increase in net assets derived from unit transactions..      22,476,195       19,404,568
                                                                     ------------     ------------

      Net increase (decrease) in net assets......................     (27,442,428)       1,168,045

Net Assets
    Beginning of year............................................     278,136,583      276,968,538
                                                                     ------------     ------------
    End of year..................................................  $  250,694,155   $  278,136,583
                                                                     ============     ============


See accompanying notes to financial statements.

                                              FIRST INVETORS LIFE
                                     LEVEL PREMIUM VARIABLE LIFE INSURANCE

                                         NOTES TO FINANCIAL STATEMENTS
                                               DECEMBER 31, 2001

NOTE 1 -- ORGANIZATION

      First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS

           Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

      NET ASSETS REPRESENTED BY CONTRACTS

           The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

      FEDERAL INCOME TAXES

           Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

      Investments consist of the following:
                                                                      NET ASSET       MARKET
                                                          SHARES       VALUE           VALUE           COST
                                                          ------       -----           -----           ----
First Investors Life
  Series Fund
    Cash Management..................................   1,640,046      $ 1.00       $ 1,640,046     $ 1,640,046
    High Yield.......................................   3,420,227        8.13        27,791,125      36,347,335
    Growth...........................................   2,228,277       30.71        68,434,277      57,236,388
    Discovery........................................   2,251,481       21.43        48,253,687      52,955,209
    Blue Chip........................................   2,683,392       20.44        54,843,251      51,494,535
    International Securities.........................   2,500,740       15.41        38,541,048      38,553,867
    Focused Equity...................................     223,360        8.66         1,934,230       2,113,959
    Government.......................................     160,636       10.45         1,678,038       1,642,942
    Investment Grade.................................     287,705       11.36         3,268,084       3,092,430
    Utility Income...................................     688,045       12.71         8,741,677       9,499,615
                                                                                 --------------  --------------
                                                                                   $255,125,463    $254,576,326
                                                                                 ==============  ==============

      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

      In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 2001 was $1,245,609.

      A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 2001 cost of insurance charges amounted to $5,450,389.

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------

             (INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS)

                           UNDERTAKING TO FILE REPORTS
                           ---------------------------

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(B)(1)
                     --------------------------------------
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

      ARTICLE XIV OF THE BY-LAWS OF FIRST INVESTORS LIFE INSURANCE COMPANY PROVIDES AS FOLLOWS:

      "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

      REFERENCE IS HEREBY MADE TO THE NEW YORK BUSINESS CORPORATION LAW, SECTIONS 721 THROUGH 726.

      The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

      A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life Level Premium Variable Life Insurance (Separate Account B) pursuant to the foregoing provisions, or otherwise, the First Investors Life Level Premium Variable Life Insurance (Separate Account B) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life Level Premium Variable Life Insurance (Separate Account B) of expenses incurred or paid by a director, officer or controlling person of the First Investors Life Level Premium Variable Life Insurance (Separate Account B) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Life Level Premium Variable Life Insurance (Separate Account B) will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES
                    PURSUANT TO SECTION 26(A)(E)(2)(A) OF THE
                         INVESTMENT COMPANY ACT OF 1940
                         ------------------------------


      First Investors Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies. First Investors Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 under prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

This Registration Statement for First Investors Life Level Premium Variable Life Insurance (Separate Account B) comprises the following papers and documents.

The facing sheet.


Reconciliation and Tie.


The prospectus consisting of 51 pages.


The undertaking to file reports.

Undertaking pursuant to Rule 484 (b)(1) under the Securities Act of 1933.

Representation Regarding Reasonableness of Fees and Charges.

The signatures.

Written consents of the following persons:

Tait, Weller & Baker.  (Filed herewith.)

The following Exhibits:


1.    (A - Form N-8B-2)

            1.       Resolution of Board of Directors Creating Separate Account.
                     /1/

            2.       Not Applicable.

            3(a).    Underwriting Agreement. /1/

            3(b).    Specimen Associate's Agreement. /1/

            3(c).    Commission schedule. /1/

            4.       Not Applicable.

            5.       Specimen Variable Life Insurance Policy. /1/

            6. Declaration of Intention and Charter, as amended, and By-Laws, as amended, of First Investors Life Insurance Company. /1/

            7.       See (5) above.

            8.       Not Applicable.

            9.       Not Applicable.

            10. Specimen form of application used with Variable Life Insurance Policy provided in response to 5 above. /2/


            11. No code of ethics is applicable to the Trust. It applies only to investments in shares of open-end funds.


2.    (a)     Opinion of  Hawkins,  Delafield & Wood,  general  counsel to First
              Investors Life Insurance Company. /2/

      (b) Opinion of Paul Stan Walker, F.S.A., M.A.A.A., consulting actuary to First Investors Life Insurance Company. /2/

3.    Not Applicable.

4.    Not Applicable.


5.    Financial   Data   Schedule.   (Inapplicable,   because,   notwithstanding
      Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)

Other Exhibits:

      Consent of Independent Public Accountants. (Filed herewith.)

      Powers of Attorney for Ms. Head and Messrs. Head, Gaebler, Baris, Hodes, Dallas, Reams, Schaenen and Sullivan. /1/

      Powers of Attorney for Ms. Kruzan and Messrs. Lyons and Wagner. (Filed herewith.)
-----------------
/1/ Previously  filed  in  Post-Effective   Amendment  No.  17  to  Registrant's
    Registration Statement (File No. 002-98410) filed on May 19, 1997.

/2/ Previously  filed  in  Post-Effective   Amendment  No.  18  to  Registrant's
    Registration Statement (File No. 002-98410) filed on April 28, 1998.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), the Registrant, First Investors Life Level Premium Variable Life Insurance (Separate Account B), represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereinafter affixed and attested, all in the City of New York, and State of New York, on the 10th day of April 2002.


                                       FIRST INVESTORS LIFE LEVEL PREMIUM
                                       VARIABLE LIFE INSURANCE
                                       (SEPARATE ACCOUNT B)
                                       (Registrant)
[Corporate Seal Affixed]

                                       BY: FIRST INVESTORS LIFE
                                           INSURANCE COMPANY
                                           (Depositor)
                                           (On behalf of the
ATTEST:                                      Registrant
                                             and itself)

/s/ Ada M Suchow                       By /s/ William H. Drinkwater
----------------                          -------------------------
Ada M Suchow,                             William H. Drinkwater
Vice President and                        President
Assistant Secretary


      As required by the 1933 Act, this Amendment to Registrant's Registration Statement has been signed by the following officers and directors of the Depositor in the capacities and on the dates indicated:


      SIGNATURE                     TITLE                    DATE
      ---------                     -----                    ----

/s/ William H. Drinkwater         President                  April 10, 2002
------------------------------    and Director
William H. Drinkwater

/s/ William M. Lipkus             Vice President and         April 10, 2002
------------------------          Chief Financial Officer
William M. Lipkus

/s/ Glenn O. Head                 Chairman and Director      April 10, 2002
------------------------
Glenn O. Head

/s/ Richard H. Gaebler*           Director                   April 10, 2002
------------------------
Richard H. Gaebler

/s/ Jay G. Baris*                 Director                   April 10, 2002
------------------------
Jay G. Baris

/s/ Scott Hodes*                  Director                   April 10, 2002
------------------------
Scott Hodes

/s/ Glenn T. Dallas*              Director                   April 10, 2002
------------------------
Glenn T. Dallas

/s/ Jackson Ream*                 Director                   April 10, 2002
------------------------
Jackson Ream

/s/ Nelson Schaenen, Jr.*         Director                   April 10, 2002
------------------------------
Nelson Schaenen, Jr.

/s/ Jane W. Kruzan*               Director                   April 10, 2002
------------------------
Jane W. Kruzan

/s/ John T. Sullivan*             Director                   April 10, 2002
------------------------
John T. Sullivan

/s/ Jeremiah J. Lyons*            Director                   April 10, 2002
------------------------
Jeremiah J. Lyons

/s/ Kathryn S. Head*              Director                   April 10, 2002
------------------------
Kathryn S. Head

/s/ Clark D. Wagner               Director                   April 10, 2002
------------------------
Clark D. Wagner


*  By: /s/ Glenn O. Head
       ------------------------
       Glenn O. Head
       (Attorney-in-Fact)

                                INDEX TO EXHIBITS



Exhibit
Number                        Description
------                        -----------

EX-23                         Consent of Independent Public Accountants

EX-24                         Powers of Attorney